Exhibit 99.1

Pacific Capital Bancorp Reports Second Quarter 2012 Results

SANTA BARBARA, Calif.--(BUSINESS WIRE)--July 25, 2012--Pacific Capital Bancorp (Nasdaq: PCBC), a community bank holding company and parent of Santa Barbara Bank & Trust, N.A., reported net income of $24.1 million, or $0.73 per diluted share, for the three months ended June 30, 2012, compared with $21.0 million, or $0.64 per diluted share, for the three months ended June 30, 2011. Net income for the second quarter of 2012 was the highest reported for a quarter since the Ford Financial Group’s investment in Pacific Capital Bancorp in August 2010. Net income for the second quarter of 2012, included $1.4 million of merger related costs.

Second Quarter Highlights

  The Written Agreement dated May 11, 2010, between Pacific Capital Bancorp and the Federal Reserve Bank of San Francisco was terminated effective as of May 23, 2012;
  Achieved a return on average assets of 1.66% and a return on average equity of 12.02% for the three months ended June 30, 2012;
  Improved net interest margins to 4.55% for the second quarter of 2012, compared with 4.42% for the second quarter of 2011;
  Increased regulatory capital ratios to 13.3% and 22.1% for Tier 1 Leverage and Total Risk-Based Capital at June 30, 2012, respectively; and
  Progress continues to be made to consummate the acquisition of PCBC by UnionBanCal Corporation that was announced on March 12, 2012. The acquisition requires approval from banking regulators and is subject to other customary closing conditions, and is expected to be completed in the fourth quarter of 2012.

“Our strong performance in the second quarter reflects our successful execution of bringing high quality banking and financial services to our customers,” said Carl B. Webb, Chief Executive Officer of Pacific Capital Bancorp. “This customer focus is shared by Union Bank and makes us confident that joining forces with such a strong, California-based financial services organization will position us to continue to provide this level of service to the communities we serve,” continued Mr. Webb.

Net interest income was $61.2 million, or 4.55% of average interest earning assets for the second quarter of 2012, compared with $60.2 million, or 4.42%, for the same period a year ago. The increase in net interest income is primarily the result of lower cost of funds due to the maturity of high rate certificates of deposit and the redemption of subordinated debentures.

The provision for loan losses was $317,000 for the second quarter of 2012, compared with $1.8 million for the second quarter of 2011. The decline in the provision for loan loss is attributed to lower historical loss rates, and better performance of purchased credit impaired loan portfolios than expected.

Total noninterest income was $15.6 million in the second quarter of 2012, compared with $12.5 million in the second quarter of 2011. The increase is primarily the result of increased gain on sales of other real estate owned, loans, and investment securities.

Noninterest expense increased to $52.3 million for the second quarter of 2012, compared with $50.2 million in same period of 2011. The increase was primarily the result of additional employees in 2012, when comparing to the same period a year ago, and increased accrued incentives for employees resulting from improved performance by the Company.

Pacific Capital Bancorp and its wholly-owned banking subsidiary, Santa Barbara Bank & Trust, N.A. (“SBB&T”), exceed the ratios required to be considered “well capitalized” as well as capital levels that SBB&T is required to meet under its Operating Agreement with the Office of the Comptroller of the Currency. Regulatory capital ratios for SBB&T and the Company were 12.1% and 20.2%, and 13.3% and 22.1% at June 30, 2012, for Tier 1 leverage capital and total risk-based capital ratios, respectively.

Quarterly Report on Form 10-Q

The Company intends to file with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, on or before August 9, 2012. This report can be accessed at the Securities and Exchange Commission’s website, www.sec.gov. Shortly after filing, it is also available free of charge at the Company’s website, www.pcbancorp.com or by contacting the Company’s Investor Relations Department.

About Pacific Capital Bancorp

Pacific Capital Bancorp, with $5.9 billion in assets, is the parent company of Santa Barbara Bank & Trust, N.A., a nationally chartered bank headquartered in Santa Barbara which operates 45 branches in eight California counties on the Central Coast of California. SBB&T provides a full line-up of community banking, commercial banking, and trust and wealth management products and services. The Company’s website, including investor relations information, can be found at www.pcbancorp.com; SBB&T’s website, including products and services information and branch locations, can be found at www.sbbt.com.

Additional Information and Where To Find It

In connection with the proposed merger, the Company has filed a definitive information statement relating to the merger with the Securities and Exchange Commission (SEC). INVESTORS SHOULD READ THE DEFINITIVE INFORMATION STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE COMPANY. You can obtain the definitive information statement, as well as other filings containing information about the Company, free of charge, at the website maintained by the SEC at www.sec.gov. In addition, filings made by the Company with the SEC, other than preliminary materials, may be obtained free of charge by contacting the Company at 805-884-6680 or 1021 Anacapa Street, Santa Barbara, California 93101, Attention: Investor Relations.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about anticipated future operating and financial performance, financial position and liquidity, business prospects, strategic alternatives, business strategies, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs and availability, acquisition and divestiture opportunities, plans and objectives of management for future operations, consummation of the transaction with UnionBanCal Corporation and other similar forecasts and statements of expectation and statements of assumptions underlying any of the foregoing.

Words such as “will likely result,” “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of these words and similar expressions are intended to identify these forward-looking statements.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the regulatory environment, the economy and other future conditions. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. The Company cautions you against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are detailed in reports filed by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed by the Company with the Securities and Exchange Commission on March 15, 2012.

Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, whether as a result of new information, future developments or otherwise, except as may be required by law.

PACIFIC CAPITAL BANCORP
Consolidated Balance Sheets

(dollars and shares in thousands, except per share amounts)	June 30,	December 31,
(unaudited)	2012	2011
ASSETS
Cash and due from banks	$43,544	$49,324
Interest bearing demand deposits in other financial institutions	311,734	173,408
Cash and cash equivalents	355,278	222,732
Investment securities available for sale	1,363,573	1,503,425
Loans held for sale	12,128	3,072
Loans held for investment	3,705,423	3,660,961
Allowance for loan and lease losses	(6,549)	(5,528)
Net loans held for investment	3,698,874	3,655,433
Premises and equipment, net	83,434	75,749
FHLB stock and other investments	71,398	76,356
Goodwill and other intangible assets	85,693	89,255
Other assets	212,719	224,000
TOTAL ASSETS	$5,883,097	$5,850,022
LIABILITIES
Deposits
Noninterest bearing	$1,103,493	$1,175,532
Interest bearing	3,488,152	3,441,508
Total deposits	4,591,645	4,617,040
Securities sold under agreements to repurchase	314,274	315,919
Other borrowings	72,342	66,524
Other liabilities	89,796	88,569
TOTAL LIABILITIES	5,068,057	5,088,052

SHAREHOLDERS' EQUITY
Common stock ($0.001 par value; 50,000 authorized; 32,917 and 32,905 shares issued and outstanding at June 30, 2012, and December 31, 2011, respectively)	33	33
Paid in capital	651,965	651,066
Retained earnings	137,007	96,266
Accumulated other comprehensive income	26,035	14,605
TOTAL SHAREHOLDERS' EQUITY	815,040	761,970
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$5,883,097	$5,850,022

PACIFIC CAPITAL BANCORP
Consolidated Statements of Operations

(dollars and shares in thousands,	Three Months Ended		Six Months Ended
except per share amounts)	June 30,		June 30,
(unaudited)	2012	2011	2012	2011
Interest income
Loans	$61,931	$64,401	$120,101	$124,164
Investment securities	7,164	7,012	14,886	13,108
Other	745	526	1,236	1,163
TOTAL INTEREST INCOME	69,840	71,939	136,223	138,435
Interest expense
Deposits	5,328	6,390	10,746	13,496
Securities sold under agreements to repurchase	2,458	2,484	4,921	4,586
Other borrowings	838	2,902	1,672	5,878
TOTAL INTEREST EXPENSE	8,624	11,776	17,339	23,960
NET INTEREST INCOME	61,216	60,163	118,884	114,475
Provision for loan losses	317	1,799	1,152	3,466
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	60,899	58,364	117,732	111,009
Noninterest income
Service charges and fees	5,452	5,879	11,088	11,630
Trust and investment advisory fees	5,658	5,319	10,969	10,654
Gain/(loss) on securities, net	162	(212)	149	(216)
Other	4,330	1,545	7,331	3,313
TOTAL NONINTEREST INCOME	15,602	12,531	29,537	25,381
Noninterest expense
Salaries and employee benefits	24,785	23,046	49,595	45,993
Net occupancy expense	5,732	5,678	11,990	11,354
Other	21,742	21,463	43,810	41,103
TOTAL NONINTEREST EXPENSE	52,259	50,187	105,395	98,450
INCOME BEFORE INCOME TAX EXPENSE	24,242	20,708	41,874	37,940
Income tax expense/(benefit)	139	(266)	1,133	206
NET INCOME	$24,103	$20,974	$40,741	$37,734

Earnings per share:
Basic	$0.73	$0.64	$1.24	$1.15
Diluted	$0.73	$0.64	$1.24	$1.15
Weighted average number of common shares outstanding:
Basic	32,912	32,903	32,908	32,903
Diluted	32,970	32,916	32,959	32,913

PACIFIC CAPITAL BANCORP
Consolidated Average Balances and Annualized Yields

	Three Months Ended			Three Months Ended
	June 30, 2012			June 30, 2011
(dollars in thousands) (unaudited)	Average Balance	Income / Expense (3)	Yield / Rate (3)	Average Balance	Income / Expense (3)	Yield / Rate (3)
Assets
Interest bearing demand deposits in other financial institutions	$212,850	$335	0.63%	$264,524	$147	0.22%
Securities:
Investment securities available for sale:
Taxable	1,193,780	5,260	1.77%	1,159,595	4,848	1.68%
Non taxable	210,527	1,904	3.62%	203,426	2,164	4.26%
Total securities	1,404,307	7,164	2.05%	1,363,021	7,012	2.07%
Loans: (1)
Commercial loans	184,596	5,794	12.62%	254,555	7,074	11.15%
Real estate - commercial (2)	2,115,473	37,775	7.14%	2,275,139	43,885	7.72%
Real estate - residential 1 to 4 family	1,367,912	16,947	4.96%	1,158,924	12,088	4.17%
Consumer loans	48,603	1,415	11.71%	58,591	1,354	9.27%
Total loans, gross	3,716,584	61,931	6.67%	3,747,209	64,401	6.88%
Other interest earning assets	72,514	410	2.27%	82,918	379	1.83%
Total interest earning assets	5,406,255	69,840	5.17%	5,457,672	71,939	5.28%
Noninterest earning assets	417,307			435,783
Total assets	$5,823,562			$5,893,455
Liabilities and shareholders' equity
Interest bearing deposits:
Savings and interest bearing transaction accounts	$2,006,799	1,321	0.26%	$1,748,268	1,302	0.30%
Time certificates of deposit	1,450,073	4,007	1.11%	1,865,294	5,088	1.09%
Total interest bearing deposits	3,456,872	5,328	0.62%	3,613,562	6,390	0.71%
Borrowed funds:
Securities sold under agreements to repurchase	314,816	2,458	3.14%	320,849	2,484	3.11%
Other borrowings	71,994	838	4.68%	120,961	2,902	9.62%
Total borrowed funds	386,810	3,296	3.43%	441,810	5,386	4.89%
Total interest bearing liabilities	3,843,682	8,624	0.90%	4,055,372	11,776	1.17%
Noninterest bearing demand deposits	1,093,476			1,066,205
Other noninterest bearing liabilities	79,862			86,167
Shareholders' equity	806,542			685,711
Total liabilities and shareholders' equity	$5,823,562			$5,893,455
Net interest spread			4.27%			4.11%
Net interest income/margin		$61,216	4.55%		$60,163	4.42%

(1) Nonaccrual loans are included in loan balances. Interest income includes related net deferred fee income.
(2) Commercial real estate loans include multifamily residential real estate loans.
(3) Includes impact of accretion or amortization of discounts and premiums.

PACIFIC CAPITAL BANCORP
Consolidated Average Balances and Annualized Yields

	Six Months Ended			Six Months Ended
	June 30, 2012			June 30, 2011
(dollars in thousands) (unaudited)	Average Balance	Income / Expense (3)	Yield / Rate (3)	Average Balance	Income / Expense (3)	Yield / Rate (3)
Assets
Interest bearing demand deposits in other financial institutions	$195,520	$429	0.44%	$362,991	$417	0.23%
Securities:
Investment securities available for sale:
Taxable	1,227,976	10,828	1.77%	1,108,762	8,784	1.60%
Non taxable	213,445	4,058	3.80%	202,771	4,324	4.26%
Total securities	1,441,421	14,886	2.07%	1,311,533	13,108	2.01%
Loans: (1)
Commercial loans	189,915	11,116	11.77%	263,411	14,777	11.31%
Real estate - commercial (2)	2,112,233	73,275	6.94%	2,237,211	77,624	6.94%
Real estate - residential 1 to 4 family	1,342,440	33,037	4.92%	1,167,395	28,568	4.89%
Consumer loans	50,014	2,673	10.75%	58,671	3,195	10.98%
Total loans, gross	3,694,602	120,101	6.51%	3,726,688	124,164	6.67%
Other interest earning assets	74,206	807	2.19%	84,515	746	1.78%
Total interest earning assets	5,405,749	136,223	5.05%	5,485,727	138,435	5.05%
Noninterest earning assets	419,134			450,553
Total assets	$5,824,883			$5,936,280
Liabilities and shareholders' equity
Interest bearing deposits:
Savings and interest bearing transaction accounts	$1,971,258	2,559	0.26%	$1,724,706	2,516	0.29%
Time certificates of deposit	1,486,499	8,187	1.11%	1,946,941	10,980	1.14%
Total interest bearing deposits	3,457,757	10,746	0.62%	3,671,647	13,496	0.74%
Borrowed funds:
Securities sold under agreements to repurchase	315,226	4,921	3.14%	321,209	4,586	2.88%
Other borrowings	69,325	1,672	4.85%	118,182	5,878	10.03%
Total borrowed funds	384,551	6,593	3.45%	439,391	10,464	4.80%
Total interest bearing liabilities	3,842,308	17,339	0.90%	4,111,038	23,960	1.17%
Noninterest bearing demand deposits	1,106,447			1,064,750
Other noninterest bearing liabilities	81,010			90,291
Shareholders' equity	795,118			670,201
Total liabilities and shareholders' equity	$5,824,883			$5,936,280
Net interest spread			4.15%			3.88%
Net interest income/margin		$118,884	4.42%		$114,475	4.21%

(1) Nonaccrual loans are included in loan balances. Interest income includes related net deferred fee income.
(2) Commercial real estate loans include multifamily residential real estate loans.
(3) Includes impact of accretion or amortization of discounts and premiums.

PACIFIC CAPITAL BANCORP
Key Financial Ratios

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(dollars and shares in thousands, except per share amounts)	2012	2011	2012	2011
(unaudited)
Financial Ratios, Consolidated:
Return on average equity	12.02%	12.27%	10.30%	11.35%
Return on average assets	1.66%	1.43%	1.41%	1.28%

Financial Ratios, SBB&T:
Return on average equity	12.69%	13.54%	11.23%	12.39%
Return on average assets	1.72%	1.53%	1.50%	1.36%

	June 30,	December 31,
	2012	2011

Capital Ratios
Capital Ratios, Consolidated:
Tier 1 leverage ratio	13.3%	12.4%
Tier 1 risk-based capital ratio	21.5%	19.6%
Total risk-based capital ratio	22.1%	20.2%

Capital Ratios, SBB&T:
Tier 1 leverage ratio	12.1%	11.2%
Tier 1 risk-based capital ratio	19.6%	17.7%
Total risk-based capital ratio	20.2%	18.3%

Book value per share of common stock:
Shares of common stock outstanding	32,917	32,905
Book value per share of common stock	$24.76	$23.16

PACIFIC CAPITAL BANCORP
Key Financial Information
Loan Aging Table – Based on Individual Loan Basis

	June 30, 2012
(dollars in thousands) (unaudited)	Current	30-89 Days Past Due	90+ Days Past Due - Still Accruing	Nonaccrual	Total
Loans originated or purchased since Transaction Date (1)	$959,335	$543	$—	$6,267	$966,145
PCI Revolving Pools	396,604	8,040	182	16,143	420,969
PCI Term Pools	2,242,562	17,944	57,803	—	2,318,309
Total loans held for investment	$3,598,501	$26,527	$57,985	$22,410	$3,705,423

	December 31, 2011
(dollars in thousands) (audited)	Current	30-89 Days Past Due	90+ Days Past Due - Still Accruing	Nonaccrual	Total
Loans originated or purchased since Transaction Date (1)	$587,522	$503	$—	$—	$588,025
PCI Revolving Pools	446,735	12,219	—	17,432	476,386
PCI Term Pools	2,411,642	59,975	124,933	—	2,596,550
Total loans held for investment	$3,445,899	$72,697	$124,933	$17,432	$3,660,961

(1) Transaction Date is defined as the Investment Transaction with the Ford Financial Group that occurred on August 31, 2010.

CONTACT:
Pacific Capital Bancorp
Mark Olson, Chief Financial Officer
805-884-8635
mark.olson@sbbt.com
or
Debbie Whiteley, Public Affairs Director
805-884-6680
debbie.whiteley@sbbt.com